Rule 497(d)

                                     FT 885

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the Prospectus, Unit holders electing to receive an In-Kind distribution of Securities must notify the Trustee at least 15 business days prior to the Mandatory Termination Date. No In-Kind Distribution requests submitted during the 14 business days prior to the Trust's Mandatory Termination Date will be honored.

September 21, 2005